UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported) December 29, 2004 (December 23, 2004)
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                        Petrie Stores Liquidating Trust
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               (Exact Name of Registrant as Specified in Charter)


         New York                         0-3777                  22-6679945
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


                   201 Route 17
                   Suite 300
                   Rutherford, NJ                                 07070
      ----------------------------------------                  ----------
      (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code (201) 635-9637
                                                          --------------


                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (b)   On December 23, 2004, Petrie Stores Liquidating Trust (the
"Trust") entered into an engagement letter with Weiser LLP pursuant to which Weiser LLP agreed to serve as the Trust's independent registered public accounting firm. As previously disclosed in the Trust's Current Report on Form 8-K filed on December 14, 2004 with the United States Securities and Exchange Commission (the "SEC"), on December 10, 2004, the Trustees of the Trust approved the engagement of Weiser LLP as the Trust's independent registered public accounting firm.

           During the two most recent fiscal years and the subsequent interim period to date, the Trust has not consulted with Weiser LLP regarding any of the matters listed in Item 304(a)(2)(i)-(ii) of Regulation S-K of the SEC.

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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PETRIE STORES LIQUIDATING TRUST


Date: December 29, 2004                      By: /s/ Stephanie R. Joseph
                                                 -------------------------------
                                                 Name:  Stephanie R. Joseph
                                                 Title: Manager and
                                                        Chief Executive Officer

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